UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------


        Date of Report (Date of earliest event reported): January 6, 2009


                            GRANDSOUTH BANCORPORATION




Incorporated under the     Commission File No. 000-31937      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1104394




                                 381 Halton Road

                        Greenville, South Carolina 29607

                             Telephone: 864-770-1000




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 1.01. Entry into a Material Definitive Agreement.

         On January 9, 2009, GrandSouth Bancorporation (the "Registrant") entered into a Letter Agreement (the "Purchase Agreement") with the United States Department of the Treasury (the "Treasury Department"), pursuant to which the Registrant agreed to issue 9,000 shares of the Registrant's Fixed Rate Cumulative Perpetual Preferred Stock, Series T (the "Series T Preferred Stock"), having a liquidation amount per share equal to $1,000, for a total price of $9,000,000. The Series T Preferred Stock pays cumulative dividends at a rate of 5% per year for the first five years and thereafter at a rate of 9% per year. The Registrant may not redeem the Series T Preferred Stock during the first three years except with the proceeds from a "qualified equity offering" (as defined in the Articles of Amendment described in Item 5.03) . After three years, the Registrant may, at its option, redeem the Series T Preferred Stock at par value plus accrued and unpaid dividends. The Series T Preferred Stock is generally non-voti ng. Prior to January 9, 2012, unless the Registrant has redeemed the Series T Preferred Stock or the Treasury Department has transferred the Series T Preferred Stock to a third party, the consent of the Treasury Department will be required for the Registrant to increase its common stock dividend or repurchase its common stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement. A consequence of the Series T Preferred Stock purchase includes certain restrictions on executive compensation that could limit the tax deductibility of compensation the Registrant pays to executive management. The Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

         As part of its purchase of the Series T Preferred Stock, the Treasury Department received a warrant (the "Warrant") to purchase 450.00450 shares of the Registrant's Fixed Rate Cumulative Perpetual Preferred Stock, Series W (the "Series W Preferred Stock") at a per share exercise price of $0.01. The Warrant was exercised by the Treasury Department on January 9, 2009 with a cashless exercise and 450 shares of Series W Preferred Stock were issued to the Treasury Department and the Warrant was cancelled. The Warrant is attached as Exhibit 4.3 hereto and is incorporated herein by reference.

         The terms of the Series W Preferred Stock are nearly identical to the terms of the Series T Preferred Stock except that the Series W Preferred Stock pays cumulative dividends at a rate of 9% per year and may not be redeemed while shares of the Series T Preferred Stock are outstanding.

         Both the Series T Preferred Stock and the Series W Preferred Stock will be accounted for as components of Tier 1 capital.

         The Series T Preferred Stock, the Series W Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933, as amended. The Registrant has agreed to register the Series T Preferred Stock, the Warrant and the shares of Series W Preferred Stock underlying the Warrant, upon the request of the Treasury Department.

Item 3.02. Unregistered Sales of Equity Securities.

         The information set forth under "Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

         Prior to January 9, 2012, unless the Registrant has redeemed the Series T Preferred Stock or the Treasury Department has transferred the Series T Preferred Stock to a third party, the consent of the Treasury Department will be required for the Registrant to (1) declare or pay any dividend or make any distribution on its common stock (other than regular quarterly cash dividends of not more than $0.02 per share of common stock) or (2) redeem, purchase or acquire any shares of its common stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement.

         In addition, under the Articles of Amendment described in Item 5.03, the Registrant's ability to declare or pay dividends or repurchase its common stock or other equity or capital securities will be subject to restrictions in the event that it fails to declare and pay (or set aside for payment) full dividends on the Series T Preferred Stock and the Series W Preferred Stock.

Item 5.02. Departure  of Directors or Certain Officers;  Election of  Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Under the terms of the Purchase Agreement, the Registrant became subject to the executive compensation and corporate governance requirements of
Section 111(b) of the of the Emergency Economic Stabilization Act of 2008 ("EESA") as implemented by any guidance or regulation under Section 111(b) of EESA that has been issued and is in effect as of the date of issuance of the Series T Preferred Stock and the Warrant. The applicable executive compensation requirements apply to the compensation of the Registrant's named executive officers (the "NEOs"), as disclosed in the Registrant's Proxy Statement for the 2008 Annual Meeting of Shareholders. Consistent with its obligations under the

Purchase Agreement, prior to January 9, 2009, the Registrant entered into agreements with each of the NEOs, among other things, to (1) limit such senior executive officer's compensation so as not to exceed the amount allowable under
Section 111(b) of the EESA and applicable rules and regulations, and (2) provide that to the extent required by the Treasury Department or the EESA and applicable rules and regulations, any bonus or incentive compensation paid to the executive will be subject to recovery by the Registrant if the payments were based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate. Each of these requirements applies during the period that the Treasury Department owns any securities acquired under the Purchase Agreement and within the meaning of Section 111(b) of the EESA. Additionally, during such period the agreements prohibit any payments that would constitute "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On January  6,  2009,  the  Registrant  filed  with the South  Carolina
Secretary of State Articles of Amendment (the "Articles of Amendment (Authorization)") for the purpose of amending its Articles of Incorporation to authorize the issuance of 20,000,000 shares of preferred stock with such preferences, limitations and relative rights, within legal limits, of the class, or one or more series within the class, as are set by the Board of Directors.

         The Articles of Amendment (Authorization) is attached hereto as Exhibit 4.1(a) and incorporated by reference herein.

         Also on January 6, 2009, the Registrant filed with the South Carolina Secretary of State Articles of Amendment (the "Articles of Amendment (Designations)") for the purpose of amending its Articles of Incorporation to fix the preferences, limitations and relative rights of the Series T Preferred Stock and the Series W Preferred Stock.

         The Articles of Amendment (Designations) for the Series T Preferred Stock and the Series W Preferred Stock is attached hereto as Exhibit 4.1(b) and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

4.1(a)    Articles of Amendment Authorizing 20,000,000 Shares of Preferred Stock

4.1(b) Articles of Amendment for Series T Preferred Stock and Series W Preferred Stock

4.2(a)    Form of Certificate for the Series T Preferred Stock


4.2(b)    Form of Certificate for the Series W Preferred Stock

4.3       Warrant for Purchase of Shares of Series W Preferred Stock

10.1 Letter Agreement, dated Janyary 9, 2009, between GrandSouth Banorporation and the United States Department of the Treasury with respect to the issuance and sale of the Series T Preferred Stock and the Warrant

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 GRANDSOUTH BANCORPORATION
                                 (Registrant)



Date: January 12, 2009           By: /s/ Ronald K. Earnest
                                    --------------------------------------------
                                    Ronald K. Earnest
                                    President

                                  EXHIBIT INDEX

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

4.1(a)    Articles of Amendment Authorizing 20,000,000 Shares of Preferred Stock

4.1(b) Articles of Amendment for Series T Preferred Stock and Series W Preferred Stock

4.2(a)    Form of Certificate for the Series T Preferred Stock


4.2(b)    Form of Certificate for the Series W Preferred Stock

4.3       Warrant for Purchase of Shares of Series W Preferred Stock

10.1 Letter Agreement, dated Janyary 9, 2009, between GrandSouth Banorporation and the United States Department of the Treasury with respect to the issuance and sale of the Series T Preferred Stock and the Warrant